Exhibit 99.1

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 1 Infrastructure Group Inc. Global Digital Infrastructure Provider Investor Presentation August 2021

LEGAL DISCLAIMER

Information contained herein is derived from various internal and external sources which are deemed reliable, but no representations or warranties are made by Company, or any of its affiliates, employees or representatives as to the accuracy or completeness of such information. The Company has not independently verified any of the information set forth in this Presentation. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Presentation.

The information contained in this Presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of Company and the information contained herein. Except as otherwise expressly indicated, this Presentation speaks as of the date hereof. The Company, does not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The delivery of this Presentation does not imply that there has been no change in Company's affairs after the date hereof. This Presentation is not a prospectus, disclosure document or offering document, and does not constitute an offer or invitation to apply for securities under any. In particular, this Presentation shall not form the basis of or be relied on in connection with any contract or commitment whatsoever.

FORWARD LOOKING STATEMENTS/USE OF PROJECTIONS

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," target," or comparable terminology. All financial forecasts are forward-looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Form S-1/A Registration Statement filed with the SEC on July 27, 2021, as may be supplemented or amended by future filings of the Company. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. More specifically, it is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during 2021 or 2022, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The parameters used were total hash rate of 3 EH/s, bitcoin price of $40,000, blended power costs and hosting fees of $0.04/kWh.

NO OFFER OR SOLICITATION

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, sale or solicitation of any securities shall be made in any jurisdiction in which such offer, sale or solicitation would be prohibited.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

INVESTOR NOTICES

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in our most recent SEC filings, including our Form S-1/A Registration Statement filed with the SEC on July 27, 2021. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID-19, there can be no assurances as to when we may see any long-term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant.

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
2

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 3 Mawson at a glance USD$778m Market Capitalisation at US$11.00 on a fully diluted basis US OTC Markets Listed Experience High insider ownership 30% + Aggressive Hash Rate increase ESG Focused Net Zero Carbon 1 Bitcoin Mining and HPC hosting High margin 80% 2 + Cash operating margins 1. 2020 carbon offset with carbon credits 2. Based on BTC USD$40K & difficulty @ 23 August 2021 Focused on bitcoin mining and high performance computing (HPC), Mawson’s vertically integrated model is based on a long term strategy to assist in the global transition to a decarbonised society. • Board and management team with extensive experience • Technical expertise in infrastructure, power, construction, technology, logistics and accounting 15x Based on 0.2 EH Q1 2021 to 3EH in Q2 2022 Founder, board and management

Overview
Business Strengths

1

Highly Experienced Board & Management Team
with commercial and technical infrastructure, technology and construction credentials in senior leadership positions

2

Global Portfolio of Infrastructure Assets
- 2 operational sites in the US
- Bitcoin mining ASICs & access to sites secured via long-term leases

3

Existing Operations with roadmap for Future Expansion
- Rapidly established 400 PH since launch[1] (2.5 years)
- 3,000 PH purchased for delivery by end of Q2 CY22

4

Disciplined Capital Raising and Allocation Strategy
- Only US$72m capital raised to date[2]
- 5,000 PH target for CY23 end

5

ESG Focus
- Net zero carbon target and renewable / non-carbon emitting energy mix of ~80%+ at flagship Georgia site
- Strong local community engagement

6

Attractive economic model
- Bitcoin mining and hosting model leveraging low-cost power infrastructure
- Low-cost and rapid deployment via Modular Data Center (MDC) model

1. Operational Petahash live as at 26 August 2021
2. Funds were raised by Cosmos Capital Limited, which on acquisition by Wize Pharma Inc, became Mawson Infrastructure Group Inc. Please refer to SEC filings for further details.

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
4

Overview
Track record of Success

Operational

Capital Raised

2019
- US$2.8m seed round*
- US$5.5m series A*
- First mining hardware contracts entered into

Jun 20
- Georgia site signed and contracted
- Online at Nebraska facility with Compute North LLC

Jul 20
- US$5.1m series B*
- Additional hardware contracts entered into

Jan 21
- US$21.7m series C*
- Purchase of 11,760 miners for additional 1EH of mining hardware

Mar 21
- Combination between Cosmos Capital and Wize Pharma, resulting in Mawson Infrastructure Group Inc listed on OTC Market (MIGI)

Jun 21
- Phase I of Georgia build completed
- First hosting customers signed

24 Jun 21
- NASDAQ listing application filed
- Phase II of Georgia build commences

August 12
- US$37M PIPE
- Purchase of 17,352 miners for an additional 1.5EH mining hardware

August 13
- 10:1 reverse split

To date, Mawson has raised US$72m* with significant support from new and existing institutional, HNW and Family Office shareholders

Mawson

Private & Confidential

Level 5, 97 Pacific Highway, North Sydney NSW 2060

*Some funds were raised by Cosmos Capital Limited, which on acquisition by Wize Pharma Inc, became Mawson Infrastructure Group Inc. Please refer to SEC filings for further details.

5

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 6 Mawson Expansion pathway Today 2022 Δ 2023 Target Operational Business Self Mining & Hosting Self Mining & Hosting Self Mining & Hosting Facilities 2 USA Sites 2 USA Sites 1 Australian Site +1 Site 3 USA Sites 2 Australian Sites Total Petahash Capacity 400 PH 3,000 PH +2,600 PH ~5,000 PH BTC Mining Production 3 BTC / day 1 16 BTC / day 1 +12 BTC 39 BTC / day 1 MW Capacity 100 MW 400 MW +300 MW 1000 MW 1. Based on BTC USD$40K & difficulty @ 23 August 2021,

Mawson's Infrastructure

1	**Strict return on capital approach for assessing sites**	▪ Target high quality, stable and supportive jurisdictions ▪ Selection of sites with stranded energy especially in regional areas ▪ Low blended cost of < 4.0c / kwh across all sites
2	**Modular datacentre technology**	▪ Modular design allows for rapid deployment in most climates ▪ One of the lowest costs of deployment in the industry ▪ Flexibility to re-deploy equipment across sites
3	**Secured long-term agreements**	▪ Secured long-term agreements for key sites ▪ Georgia lease expires in 2038 ▪ Additional sites in the US and Australia in advanced negotiations
4	**ESG & Social Impact criteria for decisions**	▪ Focused plan to target new sites that satisfy a Net Zero 2030 strategy ▪ Site criteria includes non-carbon emitting energy mix greater than 80% ▪ Deep community engagement to win local support / social licence to operate ▪ Dedicated carbon offset program: demonstrated contribution to major projects



Operational Georgia Site



Modular Datacentres

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
7

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 8 Mawson’s Modular Data Centre Efficient - holds 588 ASIC / MDC High Capacity, upto 2.5MW / MDC Low cost to build and deploy Modular Sites

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 9 25 MW Phase I – Built & delivered Power Cost Non - carbon emitting energy mix 80% + Phase II – Commenced 75 MW 3.5c per kw/h 2023 Target 400 MW GP Margin 80% + Long term rights Leased until 2038 Sandersville, GA Self mining + hosting operation Georgia Facility

Hosting Operations



Mawson has been building its hosting capacity in Sandersville over the last 6 months. As a result of the migration of ASIC hardware, demand for institutional hosting is high, with several offers for more than 100MW.

Proposed Hosting Capacity	Average Margin
100 MW	2c per kw/h

Projected Annual Revenue	Projected Gross Profit
US$52.5m*	US$17.5m*

Current Hosting Customers	Projected GP Margin
3	33%

*Based on 100MW of hosting, not yet contracted, based on current enquiry to host in Georgia facility. Mawson currently has 2MW of hosting online with customers, with 2c margin.

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
10

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 11 Mining Economics Illustrative Economics Today 2022 2023 Target Capacity (MW) 100 400 1,000 Total Hashrate (PH) 400 3,000 5,000 Annualised Revenue 1 US$47m US$350m US$580m GP (%) (over time, changes in energy mix and miner hardware mix may vary GP estimates) 80%+ ~80%+ ~80%+ Mining Revenue Operating Costs Mawson Hashrate Network Hashrate ASIC Miner power consumption Block Reward (6.25 BTC + transaction fees) Datacentre power usage 52,560 Blocks per year Power Price Bitcoin Price Other Operating Costs = = x + x x x + 1. Annualised revenue is based on BTC USD$40k and difficulty @ 23 August 2021. Assumes all equipment deployed and online.

Highly experienced

Board & management

Board



Greg Martin
Independent
Non-Executive Chair

- Over 40 years experience in energy infrastructure
- 25 years with AGL Energy (AGL.ASX), Australia's largest energy generator/retailer, 5 years as CEO and Managing Director
- Chairman of Iluka Resources (ILU.ASX), Deputy Chair of Western Power, Non-Exec Director of Spark Infrastructure (SKI.ASX)



James Manning
Founder & CEO
Director

- 15 years management experience across technology, accounting, logistics, property development
- Previously managed large projects across various industries including construction, financial services, technology and cross-border logistics



Michael Hughes
Independent
Non-Exec Director

- 30 years experience across financial services
- Previous Commercial Director of Sealink Travel Group (SLK.ASX), Head of AMP Small Companies Fund, Head of Corporate at Ord Minnett and Company Secretary of Ozemail
- Currently Treasurer of the NSW Liberal Party, Chairman of global logistics company Wiseway Group (WWG.ASX)



Yossi Keret
Independent
Non-Exec Director

- 25 years experience in public markets, having served as CFO of numerous public and private companies on the NASDAQ and ASX, currently CEO and Director of Nanorobotics LTD
- Former Managing Director of Weebit-Nano (WBT.ASX), CFO of Pluristem Life Sciences Inc (PST.NAS), Top Image Systems (TISA.NAS)

Management & Key employees



Hetal Majithia
Chief Financial
Officer

- 10 years' experience as a chartered accountant, having worked previously at PwC and KPMG in Australia and the United Kingdom respectively.
- Previously Financial Controller for Dixon Carphone PLC Limited (DC.LSE)



Liam Wilson
Chief Operating
Officer

- 16 years experience in senior operational management roles across multiple industries
- Previously held Group Senior Management positions for Event Hospitality & Entertainment (EVT.ASX), The Rockpool Dining Group and The Whitehouse Group.



Nick Hughes-Jones
Chief Commercial
Officer

- 15 years experience in financial markets and funds management
- Involved with Mawson since inception, and prior to joining worked at Bell Financial Group (BFG.ASX) and Southern Cross Equities, two of Australia's leading equities and funds management groups



Andrew Jaajaa
General Counsel
Company Secretary

- 17 years' experience as a lawyer, having worked previously at PwC and Audax Legal in Australia.
- Focus on emerging technology, infrastructure and financial services law.

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
12

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 13 Longer Term Corporate Development Targets Renewable / non carbon emitting new generation assets Only accept 75% + 300 MW Managed Infrastructure by 2030 through offset and generation 100% Carbon Neutral 100% 600 MW Managed Infrastructure Through change to generation mix Net Zero 0 carbon 1 GW Managed Infrastructure < 4c / kwh Maximum power cost 3c / kwh Maximum power cost 2 - 3c / kwh power cost 1 - 2 years 2 - 5 years 5 - 10 years

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 14 ESG Focus 25,000 Trees Planted in 2021 Renewable / non - carbon emitting energy mix 80% Sequestered tonnes of carbon* 22,000 Mawson is committed to building a sustainable business for our investors and the planet. "When more customers or larger customers help offset the cost of services it benefits everyone. This situation also provides additional funding to help promote economic development in other areas — which also benefits everyone in our community.” - Judy McCorkle, Administrator for the City of Sandersville in reference to Mawson Infrastructure Group Inc * Mawson’s approach to energy infrastructure improves community outcomes through lowe r energy costs and increased local employment. * In 2020 through Carbon Neutral – for further details please visit https://carbonneutral.com.au/partners/mawson - infrastructure - group - inc/

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 15 Appendix 15

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 16 Bitcoin Adoption Institutionalisation The industry has rapidly become institutionalised as major firms, S&P500 companies, governments, pension funds and stock exchanges, venture capital and private equity firms have adopted Bitcoin as part of their portfolios and integrated it into the way they do business.

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 17 Downside protection Clearly defined network rules and protocols ensures a defined reward for each hash. A worked example below for Mawson based on 100PH online, shows how this dynamic works in real life. $11,981,982 $11,843,101 ($5,446,755) $5,307,873 - $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 BTC Mining Annual Revenue (16 April 21) Price Change Difficulty Change BTC Mining Annual Revenue (11 July 21) BTC price US$61,500 BTC price US$33,600 Based on current hash rate* Mawson breakeven *Based on the global difficult rate as at 16 April 2021 and 11 July 2021 and the respective spot price of Bitcoin on those dates. Notwithstanding this downside protection, Mawson is still subject to risks such as those described in the Risk Factors section of our SEC filings.

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 18 Operational Example Based on 2 EH online, Mawson can provide a worked example of the current mining economics. This is example works on the various Bitcoin price assumptions, with no changes to the global difficulty rate under each scenario. Based on deployment of 100 TH equipment with 3,400W with power at 3.5c per kw/h and the global difficulty as at 23 August 2021. Bitcoin mining ASIC breakeven $3,680 / BTC $2.0M $5.4M $10.9M $16.3M $21.7M $32.6M $3.4M $8.9M $14.3M $19.7M $30.6M - $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $3,680 $10,000 $20,000 $30,000 $40,000 $60,000 Monthly Revenue (US$) Bitcoin Price (US$) Projected revenue and gross profit under multiple BTC price scenarios (monthly) Revenue Gross Profit Power

Compelling planned trajectory
Achieving Global Significance

Total Petahash Capacity (PH)
Mawson, if its goals are achieved, is poised to become a miner of scale among listed peers globally



400
3000
5000
Mawson (Today)
GREENIDGE GENERATION
HUT 8
Mawson (Q2 2022)
HIVE
Bitfarms
Mawson (2023 target)
RIOT
MARATHON

	Mawson (Today)	Greenidge	Hut 8	Mawson (Q2 2022)	Hive	Bitfarms	Mawson (2023 target)	Riot	Marathon
Majority renewable / non-carbon emitting	✓	✗	✗	✓	✓	✗	✓	Unknown	✗

Mawson
Private & Confidential
Level 5, 97 Pacific Highway, North Sydney NSW 2060
19

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 20 1.2x 1.2x 1.4x 4.5x 4.7x 4.9x -0.8 0.2x 1.2x 2.2x 3.2x 4.2x 5.2x 6.2x $0 M $500 M $1,000 M $1,500 M $2,000 M $2,500 M $3,000 M $3,500 M $4,000 M Opportunity Value uplift $962,555 * Average $ / PH (installed at 31 Dec - 21) Potential $ / PH premium to average 2.5x Mawson $ / PH (installed at 31 Dec - 21) $381,664 Mawson has lodged an application to list on the Nasdaq Capital Market. The chart below compares Mawson to its Nasdaq listed peers on a $ / PH basis until 31 December 2021 based on publicly available data. Market Cap (US) *Calculated as average $ / PH by end of CY21 for peers on the chart provided as at 25 August 2021 Primary facilities located in Canada Primary facilities located in USA

Level 5, 97 Pacific Highway, North Sydney NSW 2060 Private & Confidential 21 Contact Us 21 Brett Mass Hayden IR mawson@haydenir.com Investor Relations Level 5, 97 Pacific Highway North Sydney, NSW Australia info@mawsoninc.com Mawson Infrastructure Group